MUNIYIELD
ARIZONA
FUND, INC.










FUND LOGO







Semi-Annual Report

April 30, 1997




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield Arizona Fund, Inc.



TO OUR SHAREHOLDERS


For the six-month period ended April 30, 1997, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.358 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 5.61%, based on a month-end per share net asset value of $12.87. Over the same period, the total investment return on the Fund's Common Stock was +1.49%, based on a change in per share net asset value from $13.06 to $12.87, and assuming reinvestment of $0.362 per share income dividends.

For the six-month period ended April 30, 1997, the Fund's Auction
Market Preferred Stock had an average yield of 3.31% for Series A and 3.38% for Series B.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three-month period ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three months ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months, we generally have maintained a neutral outlook on the market. While we have witnessed strong economic growth data, they were coupled with low inflation numbers. Low inflation is typically good news for fixed-income investments while strong economic growth is not. Anticipating potential inflationary pressures, the FRB raised short-term interest rates in March. This move and any further interest rate hikes may eventually slow the economy and start a downward trend in interest rates.

Until the economy starts to show signs of a real slowdown, we expect the municipal bond market to trade in a narrow range. However, with the backdrop of a promised balanced budget agreement out of Washington, yields may have a downward bias. We will continue to buy higher-couponed, defensively structured bonds balanced by discount coupon bonds in the 15-year--20-year maturity range. This strategy is expected to allow us to provide an attractive tax-exempt dividend while muting potential volatility in the municipal bond marketplace.

We expect rates of our Auction Market Preferred Stock to return to the 3.50%--3.75% range rather than their recent seasonal level of 4%. Should this occur, the leverage of the Auction Market Preferred Stock will be augmented even more to increase the dividend to the Common Stock shareholder. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager




May 27, 1997




THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

ASE Symbol
MZA

PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
GO          General Obligation Bonds
IDA         Industrial Development Authority
LEVRRS      Leveraged Reverse Rate Securities
LT          Limited Tax
PCR         Pollution Control Revenue Bonds
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes
YCN         Yield Curve Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                               Issue                                                    (Note 1a)

Arizona--89.5%
                          Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds,
                          AMT, Series B:
NR*      A       $  700     7% due 3/01/2002                                                                     $   745
NR*      A        2,920     7% due 3/01/2003                                                                       3,121

                          Arizona Health Facilities Authority, Hospital System Revenue Bonds:
AAA      Aaa      2,000     (Northern Arizona Healthcare), Series A, 5.25% due 10/01/2026 (a)                      1,859
NR*      Aaa      1,865     Refunding (Saint Luke's Health Systems), 7.25% due 11/01/2003 (h)                      2,072

AAA      Aaa        325   Arizona State Municipal Financing Program, COP, Series 34, 7.25% due 8/01/2009 (i)         380

AA       Aaa      1,400   Arizona State Transportation Board, Highway Revenue Bonds, Sub-Series B,
                          6.50% due 7/01/2002 (h)                                                                  1,524

AAA      Aaa        750   Arizona State University, Research Park Development, Revenue Refunding Bonds,
                          5% due 7/01/2021 (a)                                                                       684

AA+      Aa1      3,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                          Assistance Revenue Bonds (City of Phoenix), 6.80% due 7/01/2011                          3,307

                          Chandler, Arizona, Water and Sewer Revenue Bonds (a):
AAA      Aaa      1,000     6.50% due 7/01/2014                                                                    1,076
AAA      Aaa      1,000     5.25% due 7/01/2016                                                                      956

BBB-     NR*      1,750   Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power Co.
                          Project), AMT, 6.375% due 10/01/2036                                                     1,735

AAA      Aaa        605   Gilbert, Arizona, Projects of 1988, GO, UT, Series C, 8.50% due 7/01/2005 (a)              749

                          Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                          (American Graduate School International) (d):
AAA      NR*        500     7% due 7/01/2005 (h)                                                                     570
AAA      NR*        500     7.125% due 7/01/2005 (h)                                                                 574
AAA      NR*        500     5.875% due 7/01/2015                                                                     504


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                               Issue                                                    (Note 1a)

Arizona (continued)
AAA      Aaa     $2,920   Maricopa County, Arizona, Alhambra Elementary School District Number 68
                          Refunding Bonds, UT, Series A, 6.80% due 7/01/2011 (g)                                 $ 3,165

AAA      Aaa      1,000   Maricopa County, Arizona, Chandler Unified School District Number 80 Refunding
                          Bonds, 6.25% due 7/01/2011 (c)                                                           1,085

AAA      Aaa      2,000   Maricopa County, Arizona, Gilbert Unified School District Number 41 Improvement
                          Bonds, UT, Series C, 6.10% due 7/01/2004 (c)(h)                                          2,142

                          Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds
                          (Samaritan Health Services Hospital), Series A (a):
AAA      Aaa        500     7% due 12/01/2013                                                                        538
AAA      Aaa      2,400     7% due 12/01/2016                                                                      2,787

AAA      Aaa      1,000   Maricopa County, Arizona, Mesa Unified School District Number 4, Project of 1995,
                          UT, Series B, 5% due 7/01/2012 (c)                                                         950

AAA      Aaa      2,600   Maricopa County, Arizona, Paradise Valley Unified School District Number 69,
                          Project of 1994, UT, Series B, 5.25% due 7/01/2015 (a)                                   2,480

AAA      Aaa      1,500   Maricopa County, Arizona, Peoria Unified School District Number 11 Refunding Bonds,
                          6.10% due 7/01/2010 (g)                                                                  1,575

BB+      Ba1      2,500   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding (Public
                          Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026                   2,463

AA       Aa       1,825   Maricopa County, Arizona, Scottsdale Unified School District Number 48 Improvement
                          Bonds, UT, 6.60% due 7/01/2012                                                           2,044

AAA      Aaa        500   Maricopa County, Arizona, Tempe Elementary School District Number 3, Refunding and
                          Improvement Bonds, UT, 7.50% due 7/01/2010 (c)                                             593

AAA      Aaa      4,000   Mesa, Arizona, Utilities System Revenue Bonds, 6.125% due 7/01/2013 (c)                  4,209

AAA      Aaa      1,000   Mohave County, Arizona, IDA, Hospital System Revenue Bonds (Baptist Hospital),
                          5.50% due 9/01/2021 (a)                                                                    964

AAA      Aaa      2,700   Navajo County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                          (Arizona Public Service Company), Series A, 5.875% due 8/15/2028 (g)                     2,718

                          Phoenix, Arizona, Civic Improvement Corporation, Wastewater System, Lease Revenue
                          Refunding Bonds:
A        A1         500     5% due 7/01/2018                                                                         452
AAA      Aaa        800     5% due 7/01/2018 (a)                                                                     730

                          Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds,
                          Junior Lien:
AA-      Aa       1,000     5.60% due 7/01/2017                                                                      987
AA-      Aa       1,000     6% due 7/01/2019                                                                       1,018

AA+      Aa1      2,000   Phoenix, Arizona, GO, UT, Series B, 5% due 7/01/2020                                     1,843

                          Phoenix, Arizona, Refunding Bonds, UT, Series A:
AA+      Aa1      1,485     6% due 7/01/2011                                                                       1,578
AA+      Aa1      4,285     5% due 7/01/2019                                                                       3,930

AAA      Aaa      1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners), Series A,
                          5.625% due 4/01/2014 (a)                                                                   990

AAA      Aaa      1,500   Pima County, Arizona, Sewer Revenue Refunding Bonds, Series A, 5% due 7/01/2015 (c)      1,385


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                               Issue                                                    (Note 1a)

Arizona (concluded)
AAA      Aaa     $3,050   Pima County, Arizona, Tucson Unified School District Number 1, Refunding Bonds, LT,
                          7.50% due 7/01/2009 (c)                                                                $ 3,638

A1+      P1       2,700   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corp.), VRDN,
                          4.60% due 12/01/2009 (b)                                                                 2,700

AA       Aa       3,165   Salt River Project, Arizona, Agricultural Improvement and Power District, Electric
                          System Revenue Bonds, Series A, 6.50% due 1/01/2022                                      3,366

AA+      Aa1        825   Tempe, Arizona, Refunding Bonds, GO, UT, Series A, 5.35% due 7/01/2010                     824

AAA      Aaa      1,000   Tempe, Arizona, Unified High School District Number 213 Refunding and Improvement
                          Bonds, UT, 7% due 7/01/2008 (c)                                                          1,152

AAA      Aaa      1,000   Tucson, Arizona, GO, UT, Series A, 5.375% due 7/01/2017 (a)                                966

AAA      Aaa      2,000   Tucson, Arizona, Local Business Development Finance Corporation, Lease Revenue
                          Refunding Bonds, 6.25% due 7/01/2012 (c)                                                 2,096

A+       A1       1,430   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016                      1,523

AA       A1       1,345   University of Arizona, University Revenue Refunding Bonds, 6.25% due 6/01/2011           1,423

Puerto Rico--8.1%

AAA      Aaa      2,000   Puerto Rico Commonwealth, GO, YCN, 8.382% due 7/01/2020 (e)(f)                           2,010

AAA      Aaa        520   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                          Bonds, Series T, 6.625% due 7/01/2002 (h)                                                  571

                          Puerto Rico Electric Power Authority, Power Revenue Bonds:
AAA      Aaa      2,000     LEVRRS, 8.328% due 7/01/2023 (e)(f)                                                    2,025
BBB+     Aaa      2,250     Series P, 7% due 7/01/2001 (h)                                                         2,488


Total Investments (Cost--$82,828)--97.6%                                                                          85,264

Other Assets Less Liabilities--2.4%                                                                                2,053
                                                                                                                 -------
Net Assets--100.0%                                                                                               $87,317
                                                                                                                 =======

(a)MBIA Insured.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(c)FGIC Insured.
(d)Connie Lee Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(f)FSA Insured.
(g)AMBAC Insured.
(h)Prerefunded.
(i)BIG Insured.
  *Not Rated.

See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$82,827,560) (Note 1a)                           $85,263,516
                    Cash                                                                                          51,001
                    Receivables:
                      Securities sold                                                       $ 3,011,494
                      Interest                                                                1,447,752        4,459,246
                                                                                            -----------
                    Deferred organization expenses (Note 1e)                                                       8,164
                    Prepaid expenses and other assets                                                             24,039
                                                                                                             -----------
                    Total assets                                                                              89,805,966
                                                                                                             -----------


Liabilities:        Payables:
                      Securities purchased                                                    2,331,699
                      Dividends to shareholders (Note 1f)                                        60,947
                      Investment adviser (Note 2)                                                35,599        2,428,245
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        60,654
                                                                                                             -----------
                    Total liabilities                                                                          2,488,899
                                                                                                             -----------

Net Assets:         Net assets                                                                               $87,317,067
                                                                                                             ===========

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,212 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                    $30,300,000
                      Common Stock, par value $.10 per share (4,429,326 shares issued
                      and outstanding)                                                      $   442,933
                    Paid-in capital in excess of par                                         60,342,318
                    Undistributed investment income--net                                        262,443
                    Accumulated realized capital losses on investments--net (Note 5)         (6,466,583)
                    Unrealized appreciation on investments--net                               2,435,956
                                                                                            -----------
                    Total--Equivalent to $12.87 net asset value per share of
                    Common Stock (market price--$12.25)                                                       57,017,067
                                                                                                             -----------
                    Total capital                                                                            $87,317,067
                                                                                                             ===========

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                 $ 2,439,543
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   218,324
                    Professional fees                                                            38,388
                    Commission fees (Note 4)                                                     37,477
                    Accounting services (Note 2)                                                 25,578
                    Printing and shareholder reports                                             19,177
                    Transfer agent fees                                                          16,552
                    Directors' fees and expenses                                                 11,229
                    Listing fees                                                                  4,143
                    Pricing fees                                                                  3,324
                    Custodian fees                                                                2,999
                    Amortization of organization expenses (Note 1e)                               2,001
                    Other                                                                         7,071
                                                                                            -----------
                    Total expenses before reimbursement                                         386,263
                    Reimbursement of expenses (Note 2)                                          (34,874)
                                                                                            -----------
                    Total expenses after reimbursement                                                           351,389
                                                                                                             -----------
                    Investment income--net                                                                     2,088,154
                                                                                                             -----------

Realized &          Realized loss on investments--net                                                             (2,930)
Unrealized          Change in unrealized appreciation on investments--net                                       (819,739)
Gain (Loss) on                                                                                               -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $ 1,265,485
(Notes 1b, 1d & 3):                                                                                          ===========


                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                          For the Six          For the
                                                                                          Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                       April 30, 1997     Oct. 31, 1996
Operations:         Investment income--net                                                 $  2,088,154      $ 4,371,303
                    Realized loss on investments--net                                            (2,930)         (79,557)
                    Change in unrealized appreciation on investments--net                      (819,739)        (852,369)
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      1,265,485        3,439,377
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (1,601,649)      (3,382,627)
(Note 1f):            Preferred Stock                                                          (503,548)      (1,016,052)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,105,197)      (4,398,679)
                                                                                            -----------      -----------

Capital Stock       Offering costs from issuance of Common Stock resulting from
Transactions        reorganization                                                                   --          (68,551)
(Notes 1e & 4):                                                                             -----------      -----------
                    Net decrease in net assets derived from capital stock
                    transactions                                                                     --          (68,551)
                                                                                            -----------      -----------

Net Assets:         Total decrease in net assets                                               (839,712)      (1,027,853)
                    Beginning of  period                                                     88,156,779       89,184,632
                                                                                            -----------      -----------
                    End of period*                                                          $87,317,067      $88,156,779
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   262,443      $   279,486
                                                                                            ===========      ===========

                    See Notes to Financial Statements.



FINANCIAL INFORMAITON (concluded)

Financial Highlights
                                                                       For the                                   For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months                                   Oct. 29,
from information provided in the financial statements.                  Ended             For the Year          1993++ to
                                                                       April 30,        Ended October 31,        Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  13.06   $  13.29  $  11.33  $  14.11   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .47        .98      1.03       .99         --
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.19)      (.20)     2.01     (2.68)        --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .28        .78      3.04     (1.69)        --
                                                                      --------   --------  --------  --------   --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                              (.36)      (.76)     (.77)     (.75)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --       (.02)     (.05)       --       (.07)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                            (.11)      (.23)     (.26)     (.17)        --
                      Capital charge resulting from issuance
                      of Preferred Stock                                    --         --        --      (.17)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.11)      (.23)     (.26)     (.34)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  12.87   $  13.06  $  13.29  $  11.33   $  14.11
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  12.25   $ 12.125  $  11.75  $ 10.375   $  15.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.05%+++   9.70%    21.04%   (26.55%)      .00%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.49%+++   4.47%    25.37%   (14.73%)     (.49%)+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .80%*      .66%      .55%      .54%         --
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .88%*      .87%      .95%     1.09%         --
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.78%*     4.93%     5.33%     5.13%       .02%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $ 57,017   $ 57,857  $ 58,885  $ 21,153   $ 25,506
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $ 30,300   $ 30,300  $ 30,300  $ 12,950         --
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  21.73%     31.75%    75.93%    80.03%         --
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,882   $  2,909  $  2,943  $  2,633         --
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    410   $    824  $    953  $    598         --
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    420   $    849  $    551        --         --
Outstanding:                                                          ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on December 2, 1993
                    (Series A) and March 27, 1995 (Series B).
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the issuance of Common Stock resulting from the reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. For the six months ended April 30, 1997, FAM earned fees of $218,324, of which $34,874 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $18,920,110 and $18,252,238, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments              $   (2,930)    $2,435,956
                                   ----------     ----------
Total                              $   (2,930)    $2,435,956
                                   ==========     ==========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,435,956, of which $2,778,675 related to appreciated securities and $342,719 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $82,827,560.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 4,429,326. At April 30, 1997, total paid-in capital amounted to $60,785,251.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.10% and Series B, 4.00%.

As of April 30, 1997, there were 1,212 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $16,872 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $6,007,000, of which $1,193,000 expires in 2001, $3,561,000 expires in 2002 and $1,253,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.056865 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.